Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Income Taxes
Income Taxes

11. Income Taxes

The effective tax rate for the three and six month periods ended June 30, 2019 and 2018 was zero percent. As a result of the analysis of all available evidence as of June 30, 2019 and December 31, 2018, the Company recorded a full valuation allowance on its net deferred tax assets. Consequently, the Company reported no income tax benefit for the three and six  month periods ended June 30, 2019 and 2018. If the Company’s assumptions change and the Company believes that it will be able to realize these deferred tax assets, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets will be recognized as a reduction of future income tax expense.  If the assumptions do not change, each period the Company could record an additional valuation allowance on any increases in the deferred tax assets.

12. Income Taxes

On December 22, 2017, the Tax Cuts and Jobs Act (the TCJA), which significantly modified U.S. corporate income tax law, was signed into law by President Trump. The TCJA contains significant changes to corporate income taxation, including but not limited to the reduction of the corporate income tax rate from a top marginal rate of 35% to a flat rate of 21%, limitation of the tax deduction for interest expense to 30% of earnings (except for certain small businesses), limitation of the deduction for net operating losses to 80% of current year taxable income and generally eliminating net operating loss carrybacks, allowing net operating losses to carryforward without expiration, one-time taxation of offshore earnings at reduced rates regardless of whether they are repatriated, elimination of U.S. tax on foreign earnings (subject to certain important exceptions), immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modifying or repealing many business deductions and credits (including changes to the orphan drug tax credit and changes to the deductibility of research and experimental expenditures that will be effective in the future). This revaluation resulted in a reduction to the Company’s deferred tax asset of $6.8 million as of December 31, 2017. This amount was offset by a corresponding reduction to the Company’s valuation allowance. The other provisions of the TCJA did not have a material impact on the December 31, 2017 financial statements. The Company’s final determination of the TCJA impact and the remeasurement of its deferred assets and liabilities was completed prior to the deadline of one year from the enactment of the TCJA. For the year ended December 31, 2018, there were no material changes to the analysis originally performed as of December 31, 2017.

The effective tax rate for the years ended December 31, 2018, 2017 and 2016 was zero percent. A reconciliation of income tax computed at the statutory federal income tax rate to the provision (benefit) for income taxes included in the accompanying statements of comprehensive loss is as follows:

	For the Year Ended December 31,
	2018	2017	2016
Income tax (benefit) provision at federal statutory rate	(21.0)%	(34.0)%	(34.0)%
Valuation allowance	28.2	21.0	40.2
U.S. tax reform	-	20.2	—
State income tax, net of federal benefit	(4.8)	(4.1)	(4.7)
Convertible notes	—	—	1.1
Research credits	(3.0)	(3.6)	(4.0)
Other	0.6	0.5	1.4
Effective tax rate	—%	—%	—%

Significant components of the Company’s deferred tax assets and liabilities are summarized in the tables below as of (in thousands):

	Year Ended December 31,
Deferred tax assets:	2018	2017
Federal and state operating loss carryforwards	$5,073	$3,349
Research and development costs deferral election	12,264	8,881
Acquired intangibles	235	235
Term loan	—	33
Charitable contributions	21	14
Stock-based compensation	2,618	1,722
Research and development credit carryforwards	2,655	1,947
	22,866	16,181
Valuation allowance	(22,866)	(16,181)
Total deferred tax assets, net of valuation allowance	—	—
Deferred tax liabilities:
Total deferred tax liabilities	—	—
Net deferred tax assets	$—	$—

As of December 31, 2018 and 2017, the Company had gross deferred tax assets of approximately $22.9 million and $16.2 million, respectively. Realization of the deferred assets is primarily dependent upon future taxable income, if any, the amount and timing of which are uncertain. The Company has had significant pre‑tax losses since its inception. The Company has not yet generated revenues and faces significant challenges to becoming profitable. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance of $22.9 million and $16.2 million as of December 31, 2018 and 2017, respectively. U.S. net deferred tax assets will continue to require a valuation allowance until the Company can demonstrate their realizability through sustained profitability or another source of income.

As of December 31, 2018 and 2017, the tax effect of the Company’s federal net operating loss carryforwards was approximately $4.2 million and $2.8 million, respectively. The Company had federal research credit carryforwards as of December 31, 2018 and 2017 of approximately $2.6 million and $1.9 million, respectively. The federal net operating loss incurred prior to January 1, 2018 and tax credit carryforwards will begin to expire in 2034 if not utilized. Federal net operating losses incurred after December 31, 2017 will not expire. As of December 31, 2018 and 2017, the Company had state net operating loss carryforwards with a tax effect of approximately $0.9 million and $0.6 million, respectively. The Company had state research credit carryforwards of $0.1 million and $45,000 as of December 31, 2018 and 2017, respectively. The state net operating loss carryforwards will begin to expire in 2026, if not utilized, and the state research credit carryforwards will begin to expire in 2023 if not utilized. Recent tax reform legislation has significantly revised the rules applicable to the utilization of net operating losses for tax years either beginning or ending after January 1, 2018.

Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by Section 382 of the Internal Revenue Code of 1986, as amended, and similar state provisions. Generally, in addition to certain entity reorganizations, the limitation applies when one or more “5-percent shareholders” increase their ownership, in the aggregate, by more than 50 percentage points over a 36‑month time period testing period, or beginning the day after the most recent ownership change, if shorter. The annual limitation may result in the expiration of net operating losses and credits before utilization.

The Company recognizes interest and/or penalties related to uncertain tax positions in income tax expense. There were no uncertain tax positions as of December 31, 2018 and 2017, and as such, no interest or penalties were recorded to income tax expense.

The Company’s corporate returns are subject to examination beginning with the 2015 tax year for federal and in various state jurisdictions.